Table of Contents
      USAA Family of Funds                             1
      Message from the President                       2
      Investment Review                                4
      Message from the Manager                         5
      Financial Information:
         Distributions to Shareholders                 8
         Independent Auditors' Report                  9
         Portfolio of Investments                     10
         Notes to Portfolio of Investments            17
         Statement of Assets and Liabilities          18
         Statement of Operations                      19
         Statements of Changes in Net Assets          20
         Notes to Financial Statements                21



Important Information
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Emerging Markets Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.




USAA Family of Funds Summary


         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 USAA First Start Growth           Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 Index(2)                  Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.





Message from the President

A year ago my message to you sent a cautionary note about a market that had risen very high for a long time:

     "It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96."

Of course, 1997's stock market did not perform poorly, and we are still pondering when a correction might come. This situation is tailor-made for a discussion of risk.

There has long been a difference between what most investors perceive as risk and what academics mean by risk. To the individual investor risk means losing money. To the student risk means variability of returns, both up and down. The difference can be quite important.

To a person who perceives risk as only the possibility of loss, timing becomes a rather attractive proposition. You know with certainty when the market has provided an exceptional return for a given period. If your chief goal is to avoid a loss, then a movement to safety following such a period could make sense. But look at the experience of 1995, 1996 and 1997. Even 1998 is testimony to the frailty of forecasting and also to an academic definition of risk.

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA APPEARS HERE]

If market risk means variability of return, and if that risk is describable in scope but not in direction or timing of movement, then timing becomes dangerous. That is because the variability of returns may help you as well as hurt you. To put this plainly, a person who got out of the market in 1995 or 1996 is still looking for a chance to come back in.

The Asset Strategy funds of the Investment Trust show a good way to confront this real risk. They offer various asset allocations which are attuned to different risk tolerances. And we keep those allocations for you. You will be exposed to risk in a way that, hopefully, is tolerable and that exposure will be there if the risk takes you down, or up.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.




Investment Review
USAA EMERGING MARKETS FUND

OBJECTIVE: Provide investors with capital appreciation.

TYPES OF INVESTMENTS: At least 65% of the Fund's assets are invested in common stocks or securities which are convertible into or which carry the right to buy common stocks of emerging market companies.

================================================================================
                                      5/31/98                       5/31/97
--------------------------------------------------------------------------------
  Net Assets                       $294.9 Million                $95.6 Million
  Net Asset Value Per Share            $8.98                        $11.53
================================================================================


================================================================================
Average Annual Total Returns as of 5/31/98
--------------------------------------------------------------------------------
       1 Year                         Since Inception on 11/7/94
       -20.97%                                 -0.52%
================================================================================

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income
dividends   and  capital   gain  distributions.  The  performance  data  quoted
represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

CUMULATIVE PERFORMANCE COMPARISON
A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund, International Financial Corporation (IFC) Global Composite Index, and the Lipper Emerging Markets Funds Average for the period of 11/7/94 to 05/31/98. The data points from the graph are as follows:

                   USAA Emerging        Lipper Emerging           IFC
                   Markets Fund            Average               Index
                  ----------------     -----------------    ---------------

11/7/94               10,000                10,000              10,000
12/94                  9,170                 8,918               8,812
06/95                  9,950                 8,766               8,081
12/95                  9,505                 8,581               7,726
06/96                 11,260                 9,816               8,768
12/96                 11,082                 9,679               8,335
06/97                 12,988                11,707               9,759
12/97                 10,699                 9,482               7,122
05/98                  9,814                 8,780               6,680

Data since inception on 11/7/94 through 5/31/98

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund to the International Financial Corporation (IFC) Global Composite Index, an unmanaged broad-based index of emerging markets per the World Bank GNP per capita definition, and the Lipper Emerging Markets Funds Average, an unmanaged average of emerging markets funds.




Message from the Manager

[PHOTOGRAPH OF: W. Travis Selmier, II, CFA APPEARS HERE]

FUND OVERVIEW
Asia's economic problems have continued to cast a pall over most emerging markets, with early 1998's recoveries fading by March. Weaknesses in commodity prices, from which many emerging markets' countries derive significant export earnings, have also taken a toll. Higher interest rates on emerging markets' debt have also raised companies' financing costs. Strength in Mediterranean, selected Central European, and South African markets has not been enough to offset these factors. While of small comfort, given impressive U.S. equity returns, your Fund continues to outperform the average of other emerging markets funds as the accompanying graph shows. (1)

LATIN AMERICAN MARKETS
With the exception of Mexico, Latin markets showed some strength after mid-January lows until mid-April. Regional political worries in Mexico, Brazil, Venezuela and Argentina compounded by global economic and political concerns have caused corrections since mid-April. Latin economies are still relatively healthy, although Mexico's continued economic expansion has not yet been reflected in its stock market's performance.

ASIAN MARKETS
Currency devaluations in Asia last summer have resulted in poor economic performance, which is likely to last into 1999. We have maintained an underweighting across the region but have begun to pick up what we feel are undervalued stocks on a selective basis in most countries with the exceptions of Indonesia and Pakistan.

CENTRAL AND EASTERN EUROPEAN MARKETS
Divergence has continued in the "Visegrad 4" markets with weaker Czech Republic and Hungarian markets, and ongoing political turbulence in Slovakia, offset by a strong Polish market performance. In Russia, a new, reformist cabinet came into office in March, and expectations are for better finance policies with lower inflation and better governance. We continue to be positive about this market over the long term.

OTHER MARKETS
As inflation and interest rates have fallen, South Africa's market has performed well. Israel's market rally has continued because of falling inflation and interest rates while the prospect of economic reform has fueled Turkey's rise.

OUTLOOK
Asian economies look to bottom this year, although recovery will be slow and painful into 1999 and beyond. Latin economies look resilient, but a full docket of political events may mean some turbulence. The pending implementation of political and budget reform in Russia and continued divergence in Central Europe make this region look attractive. Mediterranean and African markets are showing continued signs of growth, however, currency turmoil will probably continue in some economies.

Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

(1)Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. See page 10 for a complete listing of the Portfolio of Investments.

ASSET ALLOCATION
A pie chart is shown here depicting the Asset Allocation as of May 31, 1998 of the USAA Emerging Markets Fund to be:

Singapore 3.4%*, Chile 3.4%*, China 3.8%*, Hungary 4.4%*, Hong Kong 5.3%*, Argentina 5.4%*, Russia 6.4%*, South Africa 6.9%*, Israel 7.3%*, Mexico 8.2%*, Brazil 11.4%*, and Other 31.7%* (Countries with less than 3.0% of the portfolio and U.S. Government & Agency Issue).

 * Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.


     ============================================
                 Top 10 Industries
                 (% of Net Assets)
     --------------------------------------------
       Telephones                           9.9
       Foreign Conglomerate                 5.5
       Building material Group              5.1
       Oil - International Integrated       4.7
       Retail Food                          4.6
       Drugs                                4.1
       Banks - Major Regional               3.9
       Communication Equipment              3.9
       Electric Utilities                   3.8
       Real Estate Investment Trusts        3.7
     ============================================

See page 10 for a complete listing of the Portfolio of Investments.




Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1998. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1999.

The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. Per share foreign gross income earned and foreign taxes paid during the fiscal year by the Fund are $.13 and $.01, respectively.

                     Ordinary income                   $.15 *
                     Long-term capital gains - 20%      .02
                     Long-term capital gains - 28%      .01
                                                       -------
                        Total                          $.18
                                                       =======

* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.




Independent Auditors' Report

The Shareholders and Board of Trustees

USAA EMERGING MARKETS FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Emerging Markets Fund, a series of the USAA Investment Trust, as of May 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 8 to the financial statements, for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Emerging Markets Fund as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with generally accepted accounting principles.

                                       KPMG Peat Marwick LLP

San Antonio, Texas
July 2, 1998





USAA EMERGING MARKETS FUND
PORTFOLIO OF INVESTMENTS
May 31, 1998

                                                                         Market
   Number                                                                 Value
  of Shares                     Security                                  (000)
--------------------------------------------------------------------------------
                              STOCKS (95.0%)

              Argentina (5.4%)
    192,000   Banco Rio de La Plata S.A. ADR                            $  2,304
     36,800   Disco S.A. ADR *                                             1,274
     83,032   IRSA Inversiones y Representaciones S.A. GDR                 2,938
    114,000   Telefonica de Argentina S.A. ADR                             3,712
    180,000   YPF Sociedad Anonima S.A. ADR "D"                            5,591
                                                                       ---------
                                                                          15,819
                                                                       ---------
              Brazil (11.4%)
     32,000   Brazil Realty S.A. GDR (Preferred)                             716
  6,858,000   Cimento Portland Itau (Preferred)                            1,252
    123,000   Companhia Brasileira de Distribuicao Grupo
               Pao de Acucar ADR                                           2,875
  1,800,397   Companhia de Saneamento Basico de Estado
               de Sao Pablo (SABESP)                                         305
 71,137,750   Companhia Energetica de Minas Gerais (Cemig) (Preferred)     2,350
 48,848,000   Companhia de Eletricida (COELBA) (Preferred)                 2,315
 40,000,000   Duratex S.A. (Preferred)                                     1,565
 91,814,062   Empresa Brasileira de Aeronatica S.A. (Preferred) *          1,497
    479,000   Multicanal Participacoes S.A. ADR (Preferred) *              2,485
    201,200   Panamerican Beverages, Inc. "A"                              6,803
 11,000,000   Petroleo Brasileiro S.A. (Preferred)                         2,123
 52,800,000   Telebras PN S.A. (Preferred)                                 5,601
 12,000,000   Telesp Celular S.A (Preferred)                               1,122
 12,000,000   Telesp Telephone Sao Paulo (Preferred)                       2,567
                                                                       ---------
                                                                          33,576
                                                                       ---------
              Chile (3.4%)
    131,280   Compania de Telefonos de Chile ADR                           2,913
    141,300   Distribucion y Servicio D & S S.A. ADR                       2,234
     72,000   Enersis S.A. ADR                                             1,827
     86,700   Sociedad Quimica y Minera de Chile S.A. ADR                  2,986
                                                                       ---------
                                                                          9,960
                                                                       ---------
              China (3.8%)
    496,000   China Telecom Ltd. *                                           887
  5,331,000   Cosco Pacific Ltd.                                           2,769
  2,700,000   Guangdong Kelon Electrical Holdings Ltd.                     2,578
 12,728,000   Jiangsu Expressway Co. Ltd.                                  3,285
    935,000   New World Infrastructure Ltd. *                              1,653
                                                                       ---------
                                                                          11,172
                                                                       ---------
              Colombia (0.1%)
    100,000   Compania Colombiana de Tabaco S.A.                             172
                                                                       ---------
              Croatia (0.5%)
    100,000   Pliva d.d. GDR                                               1,645
                                                                       ---------
              Czech Republic (0.7%)
     15,750   SPT Telecom A.S. *                                           2,021
                                                                       ---------
              Egypt (2.8%)
     85,000   Al-Ahram Beverages Co. S.A.E. GDR                            2,686
     63,150   Commercial International Bank (Egypt) S.A.E GDR                893
    110,000   MISR International Bank S.A.E. GDR *                         1,301
    255,000   Paints and Chemical Industries Co. S.A.E. GDR                2,359
     49,000   Suez Cement Co. S.A.E. GDR                                     963
                                                                       ---------
                                                                           8,202
                                                                       ---------
              Ghana (0.9%)
    300,000   Ashanti Goldfields Co. Ltd. GDR                              2,775
                                                                       ---------
              Greece (1.8%)
     58,666   Intracom S.A.                                                4,210
     41,800   National Bank of Greece S.A. GDR *                           1,186
                                                                       ---------
                                                                           5,396
                                                                       ---------
              Hong Kong (5.3%)
  2,305,500   Amoy Properties Ltd.                                         1,480
 16,472,000   Anhui Conch Cement Co. Ltd.                                  2,742
    188,400   Asia Satellite Telecommunications Holdings Ltd. ADR          2,979
  2,524,047   CDL Hotels International Ltd.                                  888
  3,692,000   China Hong Kong Photo Products Holdings Ltd.                   524
    509,000   CITIC Pacific Ltd.                                           1,238
    240,000   Great Eagle Holdings Co. Warrants *                              2
    475,000   Hutchison Whampoa Ltd.                                       2,483
  3,000,000   Peregrine Investments Holdings Ltd. c                            0
  6,770,000   Sa Sa International Holdings Ltd.                            1,293
    383,500   Swire Pacific Ltd. "A"                                       1,418
  2,218,000   Vanda Systems & Communication Holding Ltd.                     558
                                                                       ---------
                                                                          15,605
                                                                       ---------
              Hungary (4.4%)
     49,000   Egis Gyogyszergyar Reszventarsaasag                          1,803
    130,000   Graboplast RT. GDR                                             579
    140,700   Magyar Tavkozlesi RT. (MATAV) ADR *                          3,940
    135,000   Mol Magyar Olaj-Es Gazipari GDR                              3,098
     65,000   OTP Bank  GDR                                                2,707
    125,000   Zalakeramia RT. GDR *                                          844
                                                                       ---------
                                                                          12,971
                                                                       ---------
              India (1.9%)
    140,000   Hindalco Industries Ltd. GDR                                 1,960
    195,000   India Public Sector Fund Ltd. *, b, d                        1,774
     20,000   Larsen & Toubro Ltd. GDR                                       255
    140,000   Videsh Sanchar Nigam Ltd. GDR                                1,663
                                                                       ---------
                                                                           5,652
                                                                       ---------
              Indonesia (0.6%)
    130,400   PT Gulf Indonesia Resources Ltd. ADR *                       1,622
    371,000   PT HM Sampoerna                                                125
                                                                       ---------
                                                                           1,747
                                                                       ---------
              Israel (7.3%)
  1,400,000   Bank Hapoalim Ltd. *                                         4,302
    184,300   Blue Square - Israel Ltd. *                                  2,260
     48,000   Blue Square - Israel Ltd. ADR                                  696
    225,900   ECI Telecommunications Ltd.                                  7,257
    170,500   Teva Pharmaceutical Industries Ltd. ADR                      6,991
                                                                       ---------
                                                                          21,506
                                                                       ---------
              Korea (2.5%)
    505,350   Hansol Paper Co., Ltd.                                       3,034
     18,988   S1 Corp.                                                     2,104
    361,673   Samsung Heavy Industries *                                   2,174
                                                                       ---------
                                                                           7,312
                                                                       ---------
              Malaysia (2.9%)
  1,053,200   Genting Bhd                                                  2,739
  2,403,000   Malaysian Assurance Alliance Bhd                             3,468
  3,173,800   Technology Resources Industries Bhd                          2,303
                                                                       ---------
                                                                           8,510
                                                                       ---------
              Mexico (8.2%)
  4,293,000   Controladora Comercial Mexicana, S.A. de C.V.                4,186
    300,000   Corporacion  GEO, S.A. de C.V. *                             1,714
    179,139   Desc, Sociedad de Fomento Industrial,  S.A. de C.V. ADR      4,053
    137,700   Empresas Ica Sociedad Controladora, S.A. de C.V. ADR         1,429
     64,000   Fomento Economico Mexicano ADR *                             2,112
     87,500   Grupo Accion, S.A. de C.V. ADR *, a                            787
    325,000   Grupo Carso S.A.                                             1,671
    598,000   Grupo Mexico S.A.                                            1,959
    451,000   Industrias CH S.A. *                                         1,923
    292,000   Tubos de Acero de Mexico, S.A. ADR                           4,362
                                                                       ---------
                                                                          24,196
                                                                       ---------
              Peru (0.8%)
    147,000   Compania de Minas Buenaventura ADR                           2,306
                                                                       ---------
              Philippines (1.8%)
    159,960   Metropolitan Bank and Trust Co.                              1,156
  4,550,000   Music Semiconductors Corp. *                                 1,117
 17,025,000   SM Prime Holdings, Inc.                                      3,004
                                                                       ---------
                                                                           5,277
                                                                       ---------
              Poland (2.3%)
     50,000   Bank Handlowy W Warszawie S.A.                                 859
    225,000   Elektrim S.A.                                                2,958
     68,000   Jelfa S.A.                                                   1,578
     71,407   Jutrzenka S.A.                                                 767
    213,404   Polifarb Cieszyn-Wroclaw S.A.                                  642
                                                                      ----------
                                                                           6,804
                                                                      ----------
              Portugal (2.4%)
     16,000   Banco Totta E Acores S.A.                                      592
    109,700   Cimentos de Portugal S.A.                                    4,201
     46,300   Portugal Telecom S.A. ADR                                    2,443
                                                                       ---------
                                                                           7,236
                                                                       ---------
              Russia (6.4%)
     32,000   Gorky Automotive Factory *                                   3,232
    116,000   Kubanelectrosvyas *, b                                       2,308
     39,000   Kubanenergo *, b                                             1,092
     70,100   LUKoil ADR                                                   3,032
     90,000   Mosenergo ADR                                                  608
     80,000   Open Joint Stock, Co. Vimpel-Communications ADR *            3,875
     86,700   Rostelecom ADR                                               1,333
    100,000   Severstal Cherepovets Metal *, b                               993
 14,460,000   Unified Energy Systems *                                     2,545
                                                                       ---------
                                                                          19,018
                                                                       ---------
              Singapore (3.4%)
  1,755,000   DBS Land Ltd.                                                1,970
    462,000   Elec & Eltek International Co. Ltd.                          2,079
  1,227,000   Keppel Corp. Ltd.                                            2,447
    820,000   Overseas Union Bank Ltd.                                     2,498
    457,000   Singapore Land Ltd.                                            955
                                                                       ---------
                                                                           9,949
                                                                       ---------
              South Africa (6.9%)
    448,458   Dimension Data Holdings Ltd. *                               3,003
    571,320   Gencor Ltd.                                                  1,120
    112,000   Liberty Life Association                                     3,091
  1,768,969   New Clicks Holdings Ltd.                                     2,919
  3,650,300   Protea Furnishers Ltd.                                       3,486
    805,000   Reunion Mining plc *                                         1,078
    199,579   South African Breweries Ltd.                                 5,633
                                                                       ---------
                                                                          20,330
                                                                       ---------
              Taiwan (2.1%)
    100,000   Acer, Inc. GDR *                                               717
  3,040,125   China Steel Corp.                                            1,834
  3,319,411   Far Eastern Department Store, Ltd.                           2,902
     36,000   Synnex Technology International Corp. GDR *                    678
                                                                       ---------
                                                                           6,131
                                                                       ---------
              Thailand (0.2%)
    630,000   Cogeneration Public Co.                                        340
    250,000   Thai Farmers Bank Public Co., Ltd. *                           289
                                                                       ---------
                                                                             629
                                                                       ---------
              Turkey (2.9%)
 19,080,000   Akbank T.A.S.                                                  561
 61,705,500   Akbank T.A.S. Receipts *, b                                  1,815
  9,543,000   Efes Sinai Yatirim A.S. "B" *                                2,069
 12,500,000   Eregli Demir Ve Celik Fabrikalari T.A.S.                     1,742
 11,407,170   Vestel Electronic A.S.                                       1,546
 32,174,271   Yapi Ve Kredi Bankasi A.S.                                     623
 12,547,965   Yapi Ve Kredi Bankasi Receipts *, b                            243
                                                                       ---------
                                                                           8,599
                                                                       ---------
              United Kingdom (0.4%)
    480,900   Billiton plc                                                 1,210
                                                                       ---------
              Venezuela (1.5%)
    122,800   Compania Anonima Nacional Telefonos de Venezuela ADR         3,784
  9,076,500   Mavesa S.A.                                                    603
                                                                       ---------
                                                                           4,387
                                                                       ---------
              Total stocks (cost: $317,275)                              280,113
                                                                       ---------

  Principal
   Amount
   (000)
------------
                     U.S. GOVERNMENT & AGENCY ISSUES (2.6%)

              Discount Note
 $    7,654   Federal Home Loan Bank, 5.38%, 06/01/98 (cost: $7,651)       7,651
                                                                       ---------
              Total investments (cost: $324,926)                        $287,764
                                                                       =========

-----------------------
* Non-income producing.



                     PORTFOLIO SUMMARY BY INDUSTRY
                     -----------------------------

            Telephones                                           9.9%
            Foreign Conglomerate                                 5.5
            Building Material Group                              5.1
            Oil - International Integrated                       4.7
            Retail - Food                                        4.6
            Drugs                                                4.1
            Banks - Major Regional                               3.9
            Communication Equipment                              3.9
            Electric Utilities                                   3.8
            Real Estate Investment Trusts                        3.7
            Iron & Steel                                         3.7
            Beverages - Alcoholic                                3.5
            Telecommunications - Cellular/Wireless               3.5
            Banks - Money Center                                 3.3
            Beverages - Nonalcoholic                             3.0
            U.S. Government & Agency Issues                      2.6
            Home Furnishings & Appliances                        2.6
            Engineering & Construction                           2.2
            Gold                                                 2.1
            Metals/Mining                                        1.8
            Telecommunications - Long Distance                   1.3
            Electronics - Semiconductors                         1.3
            Insurance - Property/Casualty                        1.2
            Automobiles                                          1.1
            Insurance - Life/Health                              1.0
            Paper & Forest Products                              1.0
            Computer - Networking                                1.0
            Retail - Specialty                                   1.0
            Retail - Department Stores                           1.0
            Other                                               10.2
                                                                ----
                                                                97.6%
                                                                ====




USAA EMERGING MARKETS FUND
NOTES TO PORTFOLIO OF INVESTMENTS
May 31, 1998

GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a non-U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by USAA Investment Management Company (the Manager). Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A.

(b) Illiquid security valued using methods determined by the Manager under the general supervision of the Board of Trustees. At May 31, 1998, these securities represented 2.8% of the Fund's net assets.

(c) On January 12, 1998, the company filed for liquidation. Trading of the security has ceased on the local exchange, accordingly the Manager has determined to value the security at $0 and to record the full amount of the unrealized loss.

(d) Security is exempt from registration  under the Securities Act of 1933 (1933
Act). Any resale of this security within the United States may only occur in a transaction exempt from the registration requirements of the 1933 Act and in accordance with applicable state laws.

See accompanying notes to financial statements.




USAA EMERGING MARKETS FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)
May 31, 1998

ASSETS
  Investments in securities, at market value
    (identified cost of $324,926)                                     $287,764
  Cash                                                                       8
  Cash denominated in foreign currencies
    (identified cost of $2,999)                                          2,910
  Receivables:
    Capital shares sold                                                     19
    Dividends                                                            1,166
    Securities sold                                                      5,749
  Unrealized appreciation on foreign currency contracts held,
    at value                                                                 3
                                                                      ---------
         Total assets                                                  297,619
                                                                      ---------

LIABILITIES
  Securities purchased                                                   2,225
  Unrealized depreciation on foreign currency contracts held,
    at value                                                                 9
  Capital shares redeemed                                                   29
  USAA Investment Management Company                                       269
  USAA Transfer Agency Company                                              22
  Accounts payable and accrued expenses                                    177
                                                                      ---------
         Total liabilities                                               2,731
                                                                      ---------
            Net assets applicable to capital shares outstanding       $294,888
                                                                      =========


REPRESENTED BY:
   Paid-in capital                                                    $357,902
   Accumulated undistributed net investment income                       2,374
   Accumulated net realized loss on investments                        (28,127)
   Net unrealized depreciation of investments                          (37,162)
   Net unrealized depreciation on foreign currency translations            (99)
                                                                      ---------
            Net assets applicable to capital shares outstanding       $294,888
                                                                      =========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                          32,856
                                                                      =========
   Net asset value, redemption price, and offering price
      per share                                                       $   8.98
                                                                      =========

See accompanying notes to financial statements.





USAA EMERGING MARKETS FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)
Year ended May 31, 1998

Net investment income:
   Income (net of foreign taxes withheld of $300):
      Dividends                                                       $  4,772
      Interest                                                             936
                                                                      ---------
         Total income                                                    5,708
                                                                      ---------
   Expenses:
      Management fees                                                    2,598
      Transfer agent's fees                                                283
      Custodian's fees                                                     286
      Postage                                                               39
      Shareholder reporting fees                                            21
      Trustees' fees                                                         4
      Registration fees                                                    127
      Professional fees                                                     34
      Other                                                                 18
                                                                      ---------
         Total expenses                                                  3,410
                                                                      ---------
            Net investment income                                        2,298
                                                                      ---------

Net realized and unrealized loss on investments and foreign currency:
   Net realized gain (loss) on:
      Investments                                                      (27,398)
      Foreign currency transactions                                         87
   Change in net unrealized appreciation/depreciation of:
      Investments                                                      (45,886)
      Foreign currency translations                                        (93)
                                                                      ---------
            Net realized and unrealized loss                           (73,290)
                                                                      ---------
Decrease in net assets resulting from operations                      $(70,992)
                                                                      =========

See accompanying notes to financial statements.





USAA EMERGING MARKETS FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Years ended May 31,

                                                              1998         1997
                                                           ---------------------
From operations:
  Net investment income                                    $  2,298     $    18
  Net realized gain (loss) on investments                   (27,398)      1,528
  Net realized gain (loss) on foreign currency
    transactions                                                 87         (24)
  Change in net unrealized appreciation/depreciation of:
    Investments                                             (45,886)      4,675
    Foreign currency translations                               (93)         (5)
                                                           ---------------------
    Increase (decrease) in net assets resulting from
       operations                                           (70,992)      6,192
                                                           ---------------------
Distributions to shareholders from:
   Net investment income                                         (4)         -
                                                           ---------------------
   Net realized gains                                        (2,257)     (2,391)
                                                           ---------------------
From capital share transactions:
   Proceeds from shares sold                                306,644      80,607
   Shares issued for dividends reinvested                     1,180       2,349
   Cost of shares redeemed                                  (35,327)    (42,428)
                                                           ---------------------
     Increase in net assets from capital share
       transactions                                         272,497      40,528
                                                           ---------------------
Net increase in net assets                                  199,244      44,329
Net assets:
   Beginning of period                                       95,644      51,315
                                                           ---------------------
   End of period                                           $294,888     $95,644
                                                           =====================
Undistributed net investment income (loss) included
  in net assets:
   Beginning of period                                     $    (11)    $   (11)
                                                           =====================
   End of period                                           $  2,374     $   (11)
                                                           =====================
Change in shares outstanding:
   Shares sold                                               27,820       7,453
   Shares issued for dividends reinvested                        97         230
   Shares redeemed                                           (3,358)     (3,994)
                                                           ---------------------
      Increase in shares outstanding                         24,559       3,689
                                                           =====================

See accompanying notes to financial statements.


USAA EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS

May 31, 1998

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the USAA Emerging Markets Fund (the Fund). The Fund's investment objective is capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing at least 65% of the Fund's total assets in common stocks, preferred stocks or securities which are convertible into or which carry the right to buy common stocks of emerging market companies. The Fund concentrates its investments in securities of companies in emerging market countries, which may have limited or developing capital markets. Such investments may involve greater risks than investments in developed markets, and political, social, or economic changes in these markets may cause the prices of such investments to be volatile.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities at May 31, 1998 to decrease accumulated net realized loss on investments by $3.7 thousand, to decrease paid-in capital by $.3 thousand and to increase accumulated undistributed net investment income by $4.0 thousand. A similar reclassification was made in 1997 to decrease accumulated net investment loss and to decrease paid-in capital by $6.5 thousand.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended May 31, 1998.

(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 1998, the Fund had capital loss carryovers for federal income tax purposes of approximately $4.4 million which, if not offset by subsequent capital gains, will expire between 2006-2007. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended May 31, 1998 were $359.6 million and $98.9 million, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1998 was $25.4 million and $62.6 million respectively.

(5) FOREIGN CURRENCY CONTRACTS
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At May 31, 1998, the terms of open foreign currency contracts were as follows (in thousands):

--------------------------------------------------------------------------------
                        U.S. Dollar                U.S. Dollar     Unrealized
Exchange  Currency To   Value As of  Currency To   Value as of    Appreciation
  Date    Be Delivered    5/31/98    Be Received     5/31/98     (Depreciation)
--------------------------------------------------------------------------------
5/30/98     10             $10         14,015         $10              $ -
        U.S. Dollar                South Korean Won
--------------------------------------------------------------------------------
6/1/98      44               6            6             6                -
      Hong Kong Dollar               U.S. Dollar
--------------------------------------------------------------------------------
6/1/98     902             116           116          116                -
      Hong Kong Dollar               U.S. Dollar
--------------------------------------------------------------------------------
6/1/98      21              21            82           21                -
        U.S. Dollar               Malaysian Ringitt
--------------------------------------------------------------------------------
6/1/98      74              74         2,946           73               (1)
        U.S. Dollar                 Thailand Baht
--------------------------------------------------------------------------------
6/1/98     117             117           446          116               (1)
        U.S. Dollar               Malaysian Ringgit
--------------------------------------------------------------------------------
6/2/98     111             111         4,443          110               (1)
        U.S. Dollar                Thailand Baht
--------------------------------------------------------------------------------
6/3/98      55               7            7             7                -
      Hong Kong Dollar               U.S. Dollar
--------------------------------------------------------------------------------
6/3/98     328              42           42            42                -
      Hong Kong Dollar               U.S. Dollar
--------------------------------------------------------------------------------
6/3/98   1,557             201           201          201                -
      Hong Kong Dollar               U.S. Dollar
--------------------------------------------------------------------------------
6/3/98   3,100             400           400          400                -
      Hong Kong Dollar               U.S. Dollar
--------------------------------------------------------------------------------
6/3/98   3,365             434           434          434                -
      Hong Kong Dollar               U.S. Dollar
--------------------------------------------------------------------------------
6/3/98      62              62         2,492           62                -
        U.S. Dollar                 Thailand Baht
--------------------------------------------------------------------------------
6/3/98     100           $ 100         4,014          $99              $(1)
        U.S. Dollar                 Thailand Baht
--------------------------------------------------------------------------------
6/3/98     170             170           651          169               (1)
        U.S. Dollar               Malaysian Ringgit
--------------------------------------------------------------------------------
6/3/98     418             418        16,801          416               (2)
        U.S. Dollar                Thailand Baht
--------------------------------------------------------------------------------
6/4/98  483,633             43           45            45                2
    Indonesian Rupiah                U.S. Dollar
--------------------------------------------------------------------------------
6/4/98    3,768             96           96            96                -
     Philippine Peso                 U.S. Dollar
--------------------------------------------------------------------------------
6/4/98        2              2            6             2                -
        U.S. Dollar               Malaysian Ringitt
--------------------------------------------------------------------------------
6/4/98      146            146          564           147                1
        U.S. Dollar               Malaysian Ringgit
--------------------------------------------------------------------------------
6/5/98      119            119          454           118               (1)
        U.S. Dollar               Malaysian Ringgit
--------------------------------------------------------------------------------
6/5/98      190            190          725           189               (1)
        U.S. Dollar               Malaysian Ringgit
--------------------------------------------------------------------------------
                         $2,885                    $2,879              $(6)
================================================================================

(6) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund anf management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at 1% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 Per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's share on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At May 31, 1998, the Association and its affiliates owned
27.0 million shares (82.1%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                     Seven-month
                                                                    Period Ended
                                          Year Ended May 31,           May 31,
                                 -----------------------------------------------
                                    1998        1997        1996        1995*
                                 -----------------------------------------------
Net asset value at
   beginning of period           $  11.53     $ 11.13     $  9.77     $ 10.00
Net investment income (loss)          .07         .01        (.01)(b)     .03(b)
Net realized and unrealized
   gain (loss)                      (2.44)        .89        1.60        (.26)
Distributions from net
   investment income                  -            -         (.01)         -
Distributions of realized
   capital gains                     (.18)       (.50)       (.22)         -
                                 -----------------------------------------------
Net asset value at
   end of period                 $   8.98     $ 11.53     $ 11.13     $  9.77
                                 ===============================================
Total return (%)**                 (20.97)       8.69       16.93       (2.30)
Net assets at end of
  period (000)                   $294,888     $95,644     $51,315     $22,914
Ratio of expenses to
   average net assets (%)            1.31        1.81        2.27        2.50(a)
Ratio of expenses to
   average net assets
   excluding reimbursements (%)       N/A         N/A         N/A        2.60(a)
Ratio of net investment income
   (loss) to average net assets(%)    .88         .03        (.08)        .53(a)
Portfolio turnover (%)              41.23       61.21       87.98       34.87
Average commission rate
   paid per share +              $  .0026     $ .0041     $ .0012         N/A



  *Fund commenced operations November 7, 1994.
 **Assumes  reinvestment of  all dividend  income and capital gain distributions during the period.
  +Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)Calculated using weighted average shares.


Trustees
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

Investment Adviser, Underwriter and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

Independent Auditors
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine (Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777